UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary proxy statement.
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive proxy statement.
|X|   Definitive additional materials.
|_|   Soliciting material under Rule 14a-12.

                     SELIGMAN ASSET ALLOCATION SERIES, INC.
                           SELIGMAN CAPITAL FUND, INC.
                       SELIGMAN CASH MANAGEMENT FUND, INC.
                        SELIGMAN COMMON STOCK FUND, INC.
               SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
                      SELIGMAN CORE FIXED INCOME FUND, INC.
                          SELIGMAN FRONTIER FUND, INC.
                        SELIGMAN GLOBAL FUND SERIES, INC.
                           SELIGMAN GROWTH FUND, INC.
                        SELIGMAN HIGH INCOME FUND SERIES
                      SELIGMAN INCOME AND GROWTH FUND, INC.
                 SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.
                  SELIGMAN TARGET HORIZON ETF PORTFOLIOS, INC.
                        SELIGMAN VALUE FUND SERIES, INC.
        (Name of Registrant's as Specified in each Registrant's Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount Previously Paid:

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(3)   Filing Party:

(4)   Date Filed:

[LOGO] SELIGMAN
       INVESTMENT
--------------------------------
EXPERIENCE o INSIGHT o SOLUTIONS

RiverSource Investments to acquire
J. & W. Seligman & Co.

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The acquisition of J. & W. Seligman & Co. by RiverSource Investments, LLC, a
subsidiary of Ameriprise Financial, Inc. is expected to close in the fourth quarter of 2008. At that point, the Seligman Funds will be added to the RiverSource multi-investment platform. Most of the Seligman Funds will continue to be managed by their current portfolio management teams. Wellington Management Company and LaSalle Investment Management (Securities) and its affiliate will continue to sub-advise their respective Seligman Funds. RiverSource will be assuming portfolio management responsibilities for Seligman Funds currently managed by the Seligman Taxable Fixed-Income Team and several of the Funds managed by the Seligman Core/Growth Investment Team.

A complete listing of the Seligman Group of Funds and their expected portfolio management after the close of the transaction can be found below.

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FUND                                                    PORTFOLIO MANAGEMENT
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> SPECIALTY FUNDS
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Seligman Communications and Information Fund                       No Change
Seligman Global Technology Fund                                    No Change
Seligman Emerging Markets Fund                                     No Change
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> SMALL COMPANY
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Seligman Frontier Fund                                             No Change
Seligman Smaller-Cap Value Fund                                    No Change
Seligman Global Smaller Companies Fund                             No Change
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> MEDIUM COMPANY
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Seligman Capital Fund                                              No Change
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> LARGE COMPANY
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Seligman Growth Fund                                               No Change
Seligman Global Growth Fund                                        No Change
Seligman Large-Cap Value Fund                                      No Change
Seligman Common Stock Fund                                       RiverSource
Seligman International Growth Fund                                 No Change
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> ASSET ALLOCATION
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Seligman TargETF unds                                              No Change
Seligman Asset Allocation Series                                   No Change
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> BALANCED
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Seligman Income and Growth Fund                                  RiverSource

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FUND                                                    PORTFOLIO MANAGEMENT
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> REAL ESTATE
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Seligman LaSalle Global Real Estate Fund                           No Change
Seligman LaSalle Monthly Dividend Real Estate Fund                 No Change
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> INCOME
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Seligman High-Yield Fund                                         RiverSource
Seligman Core Fixed Income Fund                                  RiverSource
Seligman U.S. Government Securities Fund                         RiverSource
Seligman Cash Management Fund                                    RiverSource
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> MUNICIPAL INCOME
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National Fund and 18 State Specific Funds                          No Change
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> SELIGMAN PORTFOLIOS, INC.
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Seligman Capital Portfolio                                         No Change
Seligman Communications and Information Portfolio                  No Change
Seligman Global Technology Portfolio                               No Change
Seligman Smaller-Cap Value Portfolio                               No Change
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> CLOSED-END
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Tri-Continental Corporation                                      RiverSource
Seligman LaSalle International Real Estate Fund                    No Change
Seligman Select Municipal Fund                                     No Change

Shareholders of the Seligman Group of Funds have been sent proxy statements pertaining to the RiverSource acquisition. In order to ensure a smooth and timely transition in the management of the Seligman Funds, shareholders should vote their proxies as soon as possible.

For more information please contact Seligman Advisors, Inc. at 800-221-2783.

[LOGO] SELIGMAN
       INVESTMENT
--------------------------------
EXPERIENCE o INSIGHT o SOLUTIONS

A WORD ABOUT RISK

Investments in the Funds involve risks, including the possible loss of principal. The stocks of small- and mid-cap companies may be subject to above-average market price fluctuations. Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of such stocks may decline and Fund performance may be negatively affected. A portfolio with fewer holdings, such as Seligman Smaller-Cap Value Fund, Seligman Large-Cap Value Fund, Seligman Global Real Estate Fund, and Seligman LaSalle Monthly Dividend Real Estate Fund, may be subject to greater volatility than a portfolio with a greater number of holdings. The products of technology companies are subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations, government regulation, and limited liquidity as compared to other investments. Investing in one economic sector, such as technology or real estate, may result in greater price fluctuations than owning a portfolio of diversified investments. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Because of the risks associated with investing in securities of emerging market companies, an investment in Seligman Emerging Markets Fund should be considered speculative and not appropriate for individuals who require safety of principal or stable income from their investments. Investments in real estate securities may be subject to specific risks, such as risks to general and local economic conditions, and general risks associated with owning real estate. High-yield securities are subject to greater risk of loss of principal and interest than higher-rated, investment-grade fixed income securities. Fixed income securities are subject to interest rate risk, credit risk, prepayment risk, and market risk. U.S. government bonds that are guaranteed by the U.S. government, if held to maturity, offer both a fixed rate of return and principal value. Seligman U.S. Government Securities Fund may invest in securities that are not guaranteed by the U.S. government. Such securities have increased credit risk including, but not limited to, the risk of non-payment of principal and/or interest. An investment in Seligman U.S. Government Securities Fund is not insured or guaranteed by the US government.

The Funds within the Seligman Asset Allocation Series and Seligman TargetHorizon ETF Portfolios invest in Seligman Mutual Funds (Underlying Seligman Funds) and exchange-traded funds (ETFs), respectively, to implement their unique asset allocation strategies. Investments in the Underlying Seligman Funds or ETFs involve risk, including the risk of loss of principal. An investor in a Fund within the Seligman Asset Allocation Series or Seligman TargetHorizon ETF Portfolios will indirectly bear the operating expenses of the Underlying Seligman Funds or ETFs, as applicable, in which the Fund invests. Thus, the expenses borne by the investor will be higher than if he or she invested directly in the Underlying Seligman Funds or ETFs, and the returns may therefore be lower.

To the extent that any Seligman Fund invests a substantial percentage of its assets in an industry, the Fund's performance may be negatively affected if that industry falls out of favor. Accordingly, to the extent that any of the Funds within the Seligman Asset Allocation Series or Seligman TargetHorizon ETF Portfolios have a substantial percentage of assets exposed to an industry through their investment in the Underlying Seligman Funds or ETFs, as applicable, that Fund's performance may be negatively affected if that industry falls out of favor.

A portion of income from Seligman Municipal Funds may be subject to state and local taxes. Capital gain distributions are subject to federal, state, and local taxes. Income may be subject to the alternative minimum tax. Fixed-income securities owned by the Funds are subject to interest rate risk, credit risk, prepayment risk, and market risk. To the extent that a Fund concentrates its investments in municipal securities issued by a single state and its municipalities, specific events or factors affecting that particular state may have an impact on the municipal securities of that state without affecting the municipal market in general.

OTHER INFORMATION

Prior to March 31, 2000, Seligman employed a subadvisor that was responsible for providing portfolio management services with respect to the investments of Seligman Global Technology Fund, Seligman Emerging Markets Fund, Seligman International Growth Fund, and Seligman Global Growth Fund, and prior to January 1, 2003 with respect to the investments of Seligman Global Smaller Companies Fund. For the periods following, through September 15, 2003, the assets of these Funds were managed exclusively by J. & W. Seligman & Co. Incorporated. Beginning September 15, 2003, Wellington Management Company, LLP has acted as subadvisor to provide portfolio management services for Seligman Emerging Markets Fund, Seligman International Growth Fund, Seligman Global Growth Fund, and Seligman Global Smaller Companies Fund. Seligman will continue to manage the assets of Seligman Global Technology Fund. LaSalle Investment Management (Securities), L.P. is the subadvisor for Seligman LaSalle Monthly Dividend Real Estate Fund. LaSalle Investment Management (Securities), L.P. and LaSalle Investment Management Securities B.V. are the subadvisors for Seligman LaSalle Global Real Estate Fund.

Dividends paid by Seligman LaSalle Monthly Dividend Real Estate Fund generally will be taxable as ordinary income. It is not expected that income dividends paid by the Fund will be eligible for the reduction in dividend tax rates set forth in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

On July 7, 2008, Ameriprise Financial, Inc. ("Ameriprise") announced an agreement to acquire J. & W. Seligman & Co. Incorporated (the "Manager"), the manager of each of the Funds, in a transaction that is likely to close in the fourth quarter of 2008.

Consummation of Ameriprise's acquisition of the Manager will result in a change of control of the Manager and an assignment and automatic termination of each Fund's management agreement with the Manager, as well as the sub-advisory agreements relating to those Funds (or series of Funds) that have sub-advisers. On July 29, 2008, the Funds' Boards approved new advisory and administration agreements between each Fund and subsidiaries of Ameriprise, and new sub-advisory agreements for the Funds (or series of Funds) that currently have sub-advisers. The new advisory and sub-advisory agreements will be presented to the shareholders of the Funds for their approval.

You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. A prospectus containing information about the Fund (including its investment objectives, risks, charges, expenses, and other information about the Fund) may be obtained by contacting your financial advisor or Seligman Advisors, Inc. at 800-221-2783. The prospectus should be read carefully before investing in the Fund

DISTRIBUTED BY SELIGMAN ADVISORS, INC.                                  RS1-0908